      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 1998

                                                             FILE NOS. 333-50855
                                                                AND 333-50855-01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                   TYCO INTERNATIONAL LTD.                                      TYCO INTERNATIONAL GROUP S.A.
            (Exact name of registrant as specified                          (Exact name of registrant as specified
                       in its charter)                                                 in its charter)
                           BERMUDA                                                        LUXEMBOURG
                 (State or other jurisdiction                                    (State or other jurisdiction
              of incorporation or organization)                               of incorporation or organization)
                        NOT APPLICABLE                                                  NOT APPLICABLE
                        (IRS Employer                                                   (IRS Employer
                     Identification No.)                                             Identification No.)
                     THE GIBBONS BUILDING                                            BOULEVARD ROYAL, 26
                  10 QUEEN STREET, SUITE 301                                             SIXTH FLOOR
                    HAMILTON HM11, BERMUDA                                            L-2449 LUXEMBOURG
                        (441) 292-8674                                                (352) 22-9999-5204
              (Address, including zip code, and                               (Address, including zip code, and
                 telephone number, including                                     telephone number, including
              area code, of registrant principal                              area code, of registrant principal
                      executive offices)                                              executive offices)

                            ------------------------

                                 MARK H. SWARTZ
                        C/O TYCO INTERNATIONAL (US) INC.
                                 ONE TYCO PARK
                          EXETER, NEW HAMPSHIRE 03833
                                 (603) 778-9700
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

    *The executive offices of the Registrants' principal U.S. subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833, and its telephone number is (603) 778-9700.
                         ------------------------------

                                   COPIES TO:
                             JOSHUA M. BERMAN, ESQ.
                       KRAMER, LEVIN, NAFTALIS & FRANKEL
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 715-9100

    Approximate date of commencement of proposed sale to the public: FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

    Tyco International Ltd. and Tyco International Group S.A. hereby amend the Registrants' Registration Statement on Form S-3, File Nos. 333-50855 and 333-50855-01, for the purpose of filing Exhibits 1.1, 1.2, 4.1, 4.2, 4.3, 4.4,
4.5 and 12.

ITEM 16. EXHIBITS

      1.1          --   Underwriting Agreement, dated June 4, 1998, among Tyco International Group S.A.
                        (the "Company"), Tyco International Ltd. ("Tyco") and the Representatives of the
                        Underwriters named therein, relating to the 6 1/8% Notes due 2001, the 6 3/8%
                        Notes due 2005 and the 7% Notes due 2028 of the Company

      1.2          --   Underwriting Agreement, dated June 4, 1998, among the Company, Tyco and the
                        Representatives of the Underwriters named therein, relating to the 6 1/4% Dealer remarketable securities(sm) (Drs.-SM-) due 2013 of the Company

      3.1          --   Memorandum of Association (as altered) of Tyco (incorporating all amendments to
                        May 26, 1992) (incorporated by reference as an Exhibit to Tyco's Annual Report on
                        Form 10-K for the year ended December 31, 1992)**

      3.2          --   Certificate of Incorporation on Change of Name of Tyco (previously filed as an
                        Exhibit to Tyco's Current Report on Form 8-K filed July 10, 1997)**

      3.3          --   Bye-Laws of Tyco (incorporating all amendments to March 27, 1998)**

      3.4          --   Articles of Association of the Company**

      4.1               Form of Indenture, dated as of June 9, 1998, among the Company, Tyco and The Bank of New York, as trustee

      4.2          --   Form of Supplemental Indenture No. 1, dated as of June 9, 1998, among the
                        Company, Tyco and The Bank of New York, as Trustee, relating to the 6 1/8% Notes due 2001 of the Company (including the form of Notes)

      4.3          --   Form of Supplemental Indenture No. 2, dated as of June 9, 1998, among the
                        Company, Tyco and The Bank of New York, as Trustee, relating to the 6 3/8% Notes due 2005 of the Company (including the form of Notes)

      4.4          --   Form of Supplemental Indenture No. 3, dated as of June 9, 1998, among the
                        Company, Tyco and The Bank of New York, as Trustee, relating to the 7% Notes due
                        2028 of the Company (including the form of Notes)

      4.5               Form of Supplemental Indenture No. 4, dated as of June 9, 1998, among the
                        Company, Tyco and The Bank of New York, as Trustee, relating to the 6 1/4% Dealer remarketable securities(sm) (Drs.-SM-) due 2013 of the Company (including the form of Drs.)

      5.1          --   Opinion of Appleby, Spurling & Kempe**

      5.2          --   Opinion of Zeyen Beghin Feider Loeff Claeys Verbeke**

      5.3          --   Opinion of Kramer, Levin, Naftalis & Frankel**

       12          --   Statement of Computation of Ratio of Earnings to Fixed Charges

     23.1          --   Consent of Coopers & Lybrand**

     23.2          --   Consent of Coopers & Lybrand L.L.P.**

     23.3          --   Consent of Arthur Andersen LLP**

       24          --   Powers of Attorney**

       25          --   Statement of Eligibility of Trustee on Form T-1**

------------------------

**  Previously filed.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Exeter, State of New Hampshire, on the 9th day of June, 1998.

                                TYCO INTERNATIONAL LTD.

                                BY:              /S/ MARK H. SWARTZ
                                     -----------------------------------------
                                                   Mark H. Swartz
                                             EXECUTIVE VICE PRESIDENT--
                                              CHIEF FINANCIAL OFFICER
                                                (PRINCIPAL FINANCIAL
                                              AND ACCOUNTING OFFICER)

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons on June 9, 1998 in the capacities indicated below.

          SIGNATURE                        TITLE
------------------------------  ---------------------------

                                Chairman of the Board,
              *                   President, Chief
------------------------------    Executive Officer and
     L. Dennis Kozlowski          Director (Principal
                                  Executive Officer)

              *                 Director
------------------------------
     Michael A. Ashcroft

              *                 Director
------------------------------
       Joshua M. Berman

              *                 Director
------------------------------
      Richard S. Bodman

              *                 Director
------------------------------
         John F. Fort

              *                 Director
------------------------------
       Stephen W. Foss

              *                 Director
------------------------------
     Richard A. Gilleland

              *                 Director
------------------------------
      Philip M. Hampton

              *                 Director
------------------------------
     James S. Pasman, Jr.

          SIGNATURE                        TITLE
------------------------------  ---------------------------
              *                 Director
------------------------------
       W. Peter Slusser

                                Executive Vice President
      /s/ MARK H. SWARTZ          and Chief Financial
------------------------------    Officer (Principal
        Mark H. Swartz            Financial and Accounting
                                  Officer)

              *                 Director
------------------------------
     Frank E. Walsh, Jr.

                   /s/ MARK H. SWARTZ
         --------------------------------------
                     Mark H. Swartz
  By:               ATTORNEY-IN-FACT

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Luxembourg, on the 9th day of June, 1998.

                                TYCO INTERNATIONAL GROUP S.A.

                                BY:             /S/ RICHARD W. BRANN
                                     -----------------------------------------
                                                  Richard W. Brann
                                                 MANAGING DIRECTOR
                                                (PRINCIPAL FINANCIAL
                                              AND ACCOUNTING OFFICER)

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons on June 9, 1998 in the capacities indicated below.

          SIGNATURE                        TITLE
------------------------------  ---------------------------
              *                 Director
------------------------------
     Teunis Ch. Akkerman

     /s/ RICHARD W. BRANN       Managing Director
------------------------------
       Richard W. Brann

              *                 Managing Director
------------------------------
      Byron S. Kalogerou

                  /s/ RICHARD W. BRANN
         --------------------------------------
                    Richard W. Brann
  By:               ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

  EXHIBIT                                                                                                     NUMBERED
  NUMBER                                             DESCRIPTION                                                PAGE
-----------  --------------------------------------------------------------------------------------------  ---------------

       1.1   --Underwriting Agreement, dated June 4, 1998, among Tyco International Group S.A. (the
               "Company"), Tyco International Ltd. ("Tyco") and the Representatives of the Underwriters
               named therein, relating to the 6 1/8% Notes due 2001, the 6 3/8% Notes due 2005 and the 7%
               Notes due 2028 of the Company

       1.2   --Underwriting Agreement, dated June 4, 1998, among the Company, Tyco and the
               Representatives of the Underwriters named therein, relating to the 6 1/4% Dealer remarketable securities(sm) (Drs.-SM-) due 2013 of the Company

       3.1   --Memorandum of Association (as altered) of Tyco (incorporating all amendments to May 26,
               1992) (incorporated by reference as an Exhibit to Tyco's Annual Report on Form 10-K for
               the year ended December 31, 1992)**

       3.2   --Certificate of Incorporation on Change of Name of Tyco (previously filed as an Exhibit to
               Tyco's Current Report on Form 8-K filed July 10, 1997)**

       3.3   --Bye-Laws of Tyco (incorporating all amendments to March 27, 1998)**

       3.4   --Articles of Association of the Company**

       4.1   --Form of Indenture, dated as of June 9, 1998, among the Company, Tyco and The Bank of New
               York, as trustee

       4.2   --Form of Supplemental Indenture No. 1, dated as of June 9, 1998, among the Company, Tyco and The Bank of New York, as Trustee, relating to the 6 1/8% Notes due 2001 of the Company
               (including the form of Notes)

       4.3   --Form of Supplemental Indenture No. 2, dated as of June 9, 1998, among the Company, Tyco and The Bank of New York, as Trustee, relating to the 6 3/8% Notes due 2005 of the Company
               (including the form of Notes)

       4.4   --Form of Supplemental Indenture No. 3, dated as of June 9, 1998, among the Company, Tyco and The Bank of New York, as Trustee, relating to the 7% Notes due 2028 of the Company
               (including the form of Notes)

       4.5   --Form of Supplemental Indenture No. 4, dated as of June 9, 1998, among the Company, Tyco and The Bank of New York, as Trustee, relating to the 6 1/4% Dealer remarketable securities(sm) (Drs.-SM-) due 2013 of the Company (including the form of Drs.)

       5.1   --Opinion of Appleby, Spurling & Kempe**

       5.2   --Opinion of Zeyen Beghin Feider Loeff Claeys Verbeke**

       5.3   --Opinion of Kramer, Levin, Naftalis & Frankel**

      12     --Statement of Computation of Ratio of Earnings to Fixed Charges

      23.1   --Consent of Coopers & Lybrand**

      23.2   --Consent of Coopers & Lybrand L.L.P.**

      23.3   --Consent of Arthur Andersen LLP**

      24     --Powers of Attorney**

      25     --Statement of Eligibility of Trustee on Form T-1**

------------------------

**  Previously filed.